SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 20, 2004

                                 GOAMERICA, INC.

               (Exact Name of Registrant as Specified in Charter)



          Delaware                       0-29359                 22-3693371
 -------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)



           433 Hackensack Avenue, Hackensack, NJ              07601
           ----------------------------------------        ----------
           (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (201) 996-1717

ITEM 5.  OTHER EVENTS.

On May 20, 2004, GoAmerica, Inc. (the "Company") issued a press release announcing that its Board of Directors authorized the repurchase of up to 500,000 shares of its Common Stock pursuant to a new stock buyback program. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibits

          99.1      Press Release of GoAmerica, Inc. dated May 20, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GOAMERICA, INC.



                                                    By: /s/ Daniel R. Luis
                                                        ------------------------
                                                        Daniel R. Luis
                                                        Chief Executive Officer

Dated: May 20, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
----------                 ------------

  99.1           Press Release of GoAmerica, Inc. dated May 20, 2004.